SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): JANUARY 31, 2003




                           HOLLYWOOD CASINO SHREVEPORT
                         SHREVEPORT CAPITAL CORPORATION
               (Exact name of Registrant as specified in charter)




          LOUISIANA                     333-88679               72-1225563
          LOUISIANA             (Commission file number)        75-2830167
 (State or other jurisdiction                                (I.R.S. employer
      of incorporation)                                     identification no.)




                             451 CLYDE FANT PARKWAY
                           SHREVEPORT, LOUISIANA 71101
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (318) 220-0711


                                ----------------

ITEM 5.    OTHER EVENTS.

           Hollywood Casino Corporation ("HCC"), the ultimate parent of Hollywood Casino Shreveport ("HCS"), is currently restricted by the terms of its existing loan agreements from making any additional capital contributions to HCS. To the extent HCC desired to make additional contributions to HCS, HCC would currently be required to obtain a waiver from a majority of the holders of its $360 million in outstanding senior secured notes. However, a subsidiary of HCC is not restricted by the terms of HCC's loan agreements. This subsidiary had approximately $34 million in cash on September 30, 2002, which funds are available for any corporate purpose, including making additional capital contributions to HCS.

           HCC, Penn National Gaming, Inc., a Pennsylvania corporation ("Penn National"), and P Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Penn National, entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 7, 2002, pursuant to which, and subject to the conditions thereof, HCC will become a wholly owned subsidiary of Penn National through the merger of P Acquisition Corp. with and into HCC. Under the terms of the Merger Agreement, future contributions to HCS, including those contemplated in the preceding paragraph, are subject to the prior consent of Penn National. Such approval was obtained to contribute, if needed, any funds necessary to make the February 1, 2003 interest payments with respect to $150,000,000 of 13% First Mortgage Notes, with contingent interest, due 2006 co-issued by HCS (the "First Mortgage Notes") and $39,000,000 of 13% Senior Secured Notes, with contingent interest, due 2006 co-issued by HCS (the "Senior Secured Notes").

           With the proper approval of Penn National in the preceding paragraph, HCC's unrestricted subsidiary contributed an aggregate of $800,000 to HCS to assist HCS in making the February 1, 2003 interest payments on the First Mortgage Notes and the Senior Secured Notes, which were due on February 3, 2003.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HOLLYWOOD CASINO SHREVEPORT
                               By:     HCS I, Inc.


Dated:  February 4, 2003       By:     /s/ Paul C. Yates
                                   ---------------------------------------------
                                    Paul C. Yates
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer and Assistant Secretary



                               SHREVEPORT CAPITAL CORPORATION



Dated:  February 4, 2003       By:     /s/ Paul C. Yates
                                   ---------------------------------------------
                                    Paul C. Yates
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer and Assistant Secretary